Exhibit 10.4

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of September 26, 2006, among First Data Corporation, a Delaware corporation (“FDC”), J.P. Morgan Securities Inc., Barclays Capital Inc. (collectively, the “Investment Banks”), and, solely with respect to Sections 2, 3(c), 4(a)(iv), 5, 6, 7, 8, 9, 10, 11 and 12 hereof, The Western Union Company, a Delaware corporation (“Western Union”).

WHEREAS, pursuant to a Separation and Distribution Agreement to be dated on or before September 29, 2006 between FDC and Western Union (the “Separation and Distribution Agreement”), Western Union will agree to issue to FDC, in partial consideration for the Contribution (as defined in the Separation and Distribution Agreement), $1,000,000,000 aggregate principal amount of 5.930% notes due 2016 (the “Western Union Securities”);

WHEREAS, FDC desires to exchange such Western Union Securities for all or a portion of certain debt obligations of FDC described on Schedule I (the “FDC Debt Obligations”) held by the Investment Banks; and the Investment Banks desire to exchange FDC Debt Obligations for such Western Union Securities; and

WHEREAS, the Investment Banks and Western Union are parties to that certain Purchase Agreement dated as of September 20, 2006 (the “Purchase Agreement”) with J.P. Morgan Securities Inc. and Barclays Capital Inc., as initial purchasers (the “Initial Purchasers”), in connection with the sale pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of the Western Union Securities and in connection therewith Western Union will enter into a Registration Rights Agreement with the Initial Purchasers relating to the grant by Western Union of registration rights with respect to the Western Union Securities.

NOW THEREFORE, in consideration of the representations, warranties and agreements contained in this Agreement, the parties agree as follows:

1. The Exchange. (a) Subject to the terms and on the conditions and in reliance upon the representations and warranties in this Agreement, at the Closing (as defined below):

(i) FDC will transfer and deliver to each Investment Bank, and each Investment Bank will accept, one-half of the Western Union Securities; and

(ii) Each Investment Bank will transfer and deliver to FDC, and FDC will accept from such Investment Bank, FDC Debt Obligations with a fair market value as of the Closing, as mutually agreed to by FDC and the Investment Banks on the Closing Date (as defined below) (taking into account the factors that would be relevant in determining fair market value, including, but not limited to, (A) interest rates; (B) the credit risk of FDC; and (C) the aggregate principal amount of each series of FDC Debt Obligations being so exchanged relative to the total amount of each applicable series of such FDC Debt Obligations outstanding, in each case as of Closing), equal to one-half of the fair market value of the Western Union Securities as of the Closing (it being agreed that the fair market value of the Western Union Securities as of Closing will be the product of $1,000,000,000 multiplied by the offering price (expressed as a percentage of the principal amount of such securities); provided that the fair market value of FDC Debt Obligations (determined as of the Closing as described above) otherwise required to be delivered by each Investment Bank will be reduced by one-half of the Initial Purchasers’ discounts and commissions as provided in the Purchase Agreement) (the aggregate amount of FDC Debt Obligations to be delivered by the Investment Banks, the “Exchange FDC Debt Obligations”).

(b) The exchange of the Western Union Securities for the Exchange FDC Debt Obligations (the “Closing”, and the date upon which the Closing occurs, the “Closing Date”) shall occur at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York (or at such other location or locations as may be agreed upon by the Investment Banks and FDC), immediately following the effective time of the Distribution (as defined in the Separation and Distribution Agreement) and on the date of the Distribution, subject to satisfaction (or waiver) of the conditions set forth in Section 4 of this Agreement, provided that the exchange shall not occur prior to September 29, 2006. At the Closing, each of the Investment Banks shall deliver to FDC (or a custodian on FDC’s behalf, as directed) one-half of the Exchange FDC Debt Obligations, and FDC shall deliver to each Investment Bank one-half of the Western Union Securities.

(c) As used in this Agreement, the term (i) “Business Day” shall mean those days on which both the New York Stock Exchange and banking institutions located in New York City are open for trading or banking, as the case may be, in the ordinary course of business and (ii) “Material Adverse Effect” shall mean with respect to any person, a material adverse effect on the business, properties, management, financial position or results of operations of such person and its subsidiaries taken as a whole. References to subsidiaries of Western Union shall be deemed to be the subsidiaries of Western Union immediately following the Distribution.

2. Assignment of Rights by FDC. At the Closing, FDC shall deliver to each Investment Bank a duly executed instrument of assignment assigning all of its rights arising out of or in respect of the Western Union Securities transferred and delivered to such Investment Bank pursuant to Section 1(a)(i) hereof in the form of Exhibit A hereto, and Western Union shall deliver to such Investment Bank a duly executed consent to such assignment in the form of Exhibit B hereto.

3. Representations and Warranties. I. FDC hereby represents and warrants to the Investment Banks that:

(i) FDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. FDC has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by FDC and constitutes a legal, valid and binding obligation of FDC, enforceable against FDC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”) or nongovernmental third party is required to be obtained or made by or with respect to FDC or any of its subsidiaries, including Western Union, in connection with the execution, delivery and performance of this Agreement, except as have been previously obtained or made.

(iii) Neither the exchange of the Western Union Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms and provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust or other agreement or instrument to which FDC or any of its subsidiaries is a party or by which any of them is bound, (B) FDC’s Second Amended and Restated Certificate of Incorporation or Bylaws, or (C) any order, rule or regulation applicable to FDC or any of its subsidiaries of any Governmental Entity having jurisdiction over FDC or any of its subsidiaries or any of their respective properties except in the case of clauses (A) and (C) as would not, individually or in the aggregate, have a Material Adverse Effect on FDC or adversely affect the ability of FDC to perform its obligations hereunder.

(iv) Following the receipt of the Western Union Securities and prior to the Closing, FDC will have good and valid title to the Western Union Securities, free and clear of any liens, claims, encumbrances, security interests, options, charges or restrictions of any kind (collectively, “Liens”). Upon delivery of the Western Union Securities by FDC to the Investment Banks at the Closing in exchange for the Exchange FDC Debt Obligations, each Investment Bank will acquire good and valid title to such Western Union Securities received by it, free and clear of any Liens, other than those arising from acts of the Investment Banks or any of their affiliates.

(v) When the Western Union Securities are issued by Western Union to FDC and when they are transferred to the Investment Banks at the Closing in exchange for the Exchange FDC Debt Obligations, the Western Union Securities will (A) have been duly and validly authorized and issued, (B) constitute valid and legally binding obligations of Western Union enforceable against Western Union in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (C) be entitled to the benefits of the indenture governing the Western Union Securities.

(vi) FDC has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement and any related transactions, and FDC has not relied on the Investment Banks, the Investment Banks’ legal counsel (in its capacity as such) or other advisors (in their capacity as such) for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement or any related transactions.

(vii) Neither FDC nor any of its affiliates has sold any Exchange FDC Debt Obligations to the Investment Banks (other than to J.P. Morgan Securities Inc. as a dealer in connection with their initial issuance).

(b) Each of the Investment Banks hereby severally as to itself and not jointly represents and warrants to FDC that:

(i) Such Investment Bank is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Such Investment Bank has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Investment Bank and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity or nongovernmental third party is required to be obtained or made by or with respect to such Investment Bank in connection with the execution, delivery and performance of this Agreement, except as have been previously obtained or made.

(iii) Neither the exchange of the Exchange FDC Debt Obligations held by it nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms and provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust or other agreement or instrument to which such Investment Bank is a party or by which it is bound, (B) such Investment Bank’s charter or other organizational documents, or (C) any order, rule or regulation applicable to it of any Governmental Entity having jurisdiction over it or any of its properties except in the case of clauses (A) and (C) as would not, individually or in the aggregate, have a Material Adverse Effect on such Investment Bank or adversely affect the ability of such Investment Bank to perform its obligations hereunder.

(iv) Such Investment Bank has good and valid title to the Exchange FDC Debt Obligations to be exchanged by it pursuant to this Agreement, free and clear of any Liens. Upon delivery of such Exchange FDC Debt Obligations by such Investment Bank to FDC at the Closing in exchange for the Western Union Securities, FDC will acquire good and valid title to such Exchange FDC Debt Obligations, free and clear of any Liens, other than those arising from acts of FDC or any of its affiliates.

(v) (1) All of the Exchange FDC Debt Obligations to be delivered by such Investment Bank in the exchange for the Western Union Securities at the Closing were acquired by such Investment Bank for its own account, (2) no Exchange FDC Debt Obligations were acquired by such Investment Bank after September 14, 2006, (3) to the knowledge of such Investment Bank, without independent inquiry, all of the Exchange FDC Debt Obligations acquired by such Investment Bank were acquired by such Investment Bank from third parties (“Sellers”) (or from the other Investment Bank, and, other than as a dealer prior to sales to third parties, not from FDC or any affiliate of FDC) and (4) at or prior to the time of the original issuance of such Exchange FDC Debt Obligations, there was no arrangement or understanding between such Investment Bank and any Seller that acquired such Exchange FDC Debt Obligations in connection with their original issuance (from such Investment Bank as a dealer or otherwise) that the Seller would sell such Exchange FDC Debt Obligations to such Investment Bank or the other Investment Bank.

(vi) Such Investment Bank has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement and any related transactions, and it has not relied on FDC or Western Union, FDC’s or Western Union’s legal counsel (in their capacity as such) or FDC’s or Western Union’s other advisors (in their capacity as such) for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement or any related transactions.

(vii) Such Investment Bank is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act and an accredited investor within the meaning of Rule 501(a) under the Securities Act.

(c) Western Union hereby represents and warrants to the Investment Banks that neither the consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms and provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust or other agreement or instrument to which Western Union or any of its subsidiaries is a party or by which any of them is bound, (B) Western Union’s Amended and Restated Certificate of Incorporation or Amended and Restated By-laws or (C) any order, rule or regulation applicable to Western Union or any of its subsidiaries, of any Governmental Entity having jurisdiction over Western Union or any of its subsidiaries, or any of their respective properties except in the case of clauses (A) and (C), as would not, individually or in the aggregate, have a Material Adverse Effect on Western Union or adversely affect the ability of Western Union to perform its obligations hereunder.

4. Conditions.

(a) The obligations of the Investment Banks to exchange the Exchange FDC Debt Obligations for the Western Union Securities at the Closing shall be subject to the satisfaction (or waiver by the Investment Banks) of the following conditions:

(i) Sidley Austin LLP shall have furnished to the Investment Banks its opinion, dated the Closing Date, in substantially the form set forth as Exhibit C-1 and Exhibit C-2 hereto.

(ii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition shall be in effect preventing the consummation of the transactions contemplated hereunder.

(iii) The representations and warranties of FDC in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, and FDC shall have complied in all material respects with all the agreements on its part to be performed at or prior to the Closing Date, and FDC shall have furnished to the Investment Banks a certificate of FDC, in form reasonably satisfactory to the Investment Banks, signed by a Vice President or Treasurer of FDC, dated the Closing Date, to the foregoing effects.

(iv) The representations and warranties of Western Union in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, and Western Union shall have complied in all material respects with all the agreements on its part to be performed at or prior to the Closing Date, and Western Union shall have furnished to the Investment Banks a certificate of Western Union, in form reasonably satisfactory to the Investment Banks, signed by a Vice President or Treasurer of Western Union, dated the Closing Date, to the foregoing effects.

(v) The private letter ruling FDC received from the Internal Revenue Service on September 1, 2006, shall continue to be valid as of the Closing Date and shall not have been revoked or modified in any material respect that is adverse to FDC or Western Union.

(vi) The Purchase Agreement shall remain in full force and effect, and all of the conditions to the obligations of the Initial Purchasers to purchase and pay for the Western Union Securities as set forth in the Purchase Agreement shall have been waived or satisfied (other than those conditions which by their nature cannot be satisfied until the consummation of the exchange of Western Union Securities for Exchange FDC Debt Obligations or until the consummation of the transactions pursuant to the Purchase Agreement, but which none of FDC, Western Union or the Investment Banks has any reason to believe will not be satisfied).

In case any of such conditions shall not have been fulfilled by October 13, 2006, or if either the Separation and Distribution Agreement or the Purchase Agreement shall have been terminated in accordance with its terms, this Agreement may be terminated by either of the Investment Banks by delivering written notice of termination to FDC and the other Investment Bank. Any such termination shall be without liability of any party to any other party except to the extent (i) arising from a willful breach of this Agreement or (ii) provided in the Purchase Agreement.

(b) The obligations of FDC to exchange the Western Union Securities for the Exchange FDC Debt Obligations at the Closing shall be subject to the satisfaction (or waiver by FDC) of the following conditions:

(i) Davis Polk & Wardwell, counsel for the Investment Banks, shall have furnished to FDC its opinion, dated the Closing Date, in substantially the form set forth as Exhibit D hereto.

(ii) The representations and warranties of each of the Investment Banks in this Agreement shall be true and correct in all material respects (other than those in Section 3(b)(v) hereof, which shall be true and correct in all respects) on and as of the Closing Date, with the same effect as if made on the Closing Date, and each of the Investment Banks shall have complied in all material respects with all the agreements on its part to be performed at or prior to the Closing Date, and each Investment Bank shall have furnished to FDC a certificate, in form reasonably satisfactory to FDC signed by an officer of such Investment Bank, dated the Closing Date, to the foregoing effects with respect to such Investment Bank.

(iii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition shall be in effect preventing the consummation of the transactions contemplated hereunder.

(iv) FDC shall have received the Western Union Securities and the Purchase Agreement shall remain in full force and effect, and all of the conditions to the obligations of the Initial Purchasers to purchase and pay for the Western Union Securities as set forth in the Purchase Agreement shall have been waived or satisfied (other than those conditions which by their nature cannot be satisfied until the consummation of the exchange of Western Union Securities for Exchange FDC Debt Obligations or until the consummation of the transactions purchase to the Purchase Agreement, but which but which none of FDC, Western Union or the Investment Banks has any reason to believe will not be satisfied).

In case any of such conditions shall not have been fulfilled by October 13, 2006, or if either the Separation and Distribution Agreement or the Purchase Agreement shall have been terminated in accordance with its terms, this Agreement may be terminated by FDC by delivering written notice of termination to the Investment Banks. Any such termination shall be without liability of any party to any other party except to the extent (i) arising from a willful breach of this Agreement or (ii) provided in the Purchase Agreement.

5. Relationship of Parties. All acquisitions of the Exchange FDC Debt Obligations by the Investment Banks, all exchanges of the Exchange FDC Debt Obligations for the Western Union Securities by the Investment Banks pursuant to this Agreement, any resales or offerings by the Investment Banks of the Western Union Securities and all other acts or omissions of the Investment Banks in connection with this Agreement, are for the Investment Banks’ own accounts and not for the account of FDC. No principal-agent relationship is, or is intended to be, created between FDC and the Investment Banks by any of the provisions of this Agreement. Each of FDC and Western Union acknowledges and agrees that the Investment Banks are acting solely in the capacity of arm’s length contractual counterparties to FDC and Western Union with respect to the transactions contemplated hereby (including in connection with determining the terms of the offering under the Purchase Agreement) and not as financial advisors or fiduciaries to, or agents of, FDC, Western Union or any other person.

6. Survival of Provisions. The respective agreements, representations, warranties and other statements of FDC, the Investment Banks and Western Union set forth in, or made pursuant to, this Agreement will remain in full force and effect, regardless of any investigation made by, or on behalf of, the Investment Banks, FDC, Western Union or any of their respective officers and will survive the exchange of the Exchange FDC Debt Obligations for the Western Union Securities.

7. Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or delivered by a nationally recognized courier service to the parties at the following address or sent by electronic transmission to the telecopier numbers specified below:

If to the Investment Banks, to:	J.P. Morgan Securities Inc.
270 Park Avenue
New York, NY 10017-2070
Attention: Akis Psarris
Fax: (212) 834 6170

Barclays Capital Inc.
200 Park Avenue
New York, NY 10166
Attention: Liability Management Desk
Fax: (212) 412 1615

If to FDC, to:	First Data Corporation
6855 Pacific Street, AK-31
Omaha, Nebraska 68106
Attention: General Counsel
Facsimile: (402) 222-5256

If to Western Union, to:	The Western Union Company
100 Summit Avenue
Montvale, New Jersey 07645
Attention: General Counsel
Facsimile: (201) 263-6384

8. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other person will have any right or obligation hereunder.

9. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

10. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7 shall be deemed effective service of process on such party.

11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

FIRST DATA CORPORATION

By:	/s/ Michael A. Jacobs
Name:	Michael A. Jacobs
Title:	Senior Vice President and Treasurer

J.P. MORGAN SECURITIES INC.

By:	/s/ Akis Psarris
Name:	Akis Psarris
Title:	Managing Director

BARCLAYS CAPITAL INC.

By:	/s/ Craig Orchant
Name:	Craig Orchant
Title:	Managing Director

As to Sections 2, 3(c), 4(a)(iv), 5, 6, 7, 8, 9, 10, 11 and 12 only:

THE WESTERN UNION COMPANY

By:	/s/ Rajesh K. Agrawal
Name:	Rajesh K. Agrawal
Title:	Senior Vice President and Treasurer

SCHEDULE I

FDC Debt Obligations

FDC Debt CUSIP and Maturity Date

3200M5LG0    11/16/2006

3200M5LH8    11/17/2006

3200M5LL9    11/20/2006

EXHIBIT A

Form of FDC Assignment

[Investment Bank]

[address]

Pursuant to Section 2 of the Exchange Agreement dated as of September 22, 2006 (the “Agreement”) among First Data Corporation, a Delaware corporation (“FDC”), J.P. Morgan Securities Inc. (“J.P. Morgan”), Barclays Capital Inc. and, solely with respect to Sections 2, 3(c), 4(a)(iv), 5, 6, 7, 8, 9, 10, 11 and 12 thereof, The Western Union Company, a Delaware corporation (“Western Union”), FDC hereby transfers and delivers to [Investment Bank] all of its rights arising out or in respect of the $500,000,000 aggregate principal amount of Western Union 5.930% notes due 2016 being transferred and delivered to [Investment Bank] simultaneously herewith pursuant to the Agreement.

This assignment will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other person will have any right or obligation hereunder.

Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

*            *            *            *

A-1

IN WITNESS WHEREOF, FDC has caused this Instrument of Assignment to be duly executed and delivered this      day of September, 2006.

FIRST DATA CORPORATION

By:
Name:	Joseph C. Mullin
Title:	Assistant Secretary

A-2

EXHIBIT B

Form of Western Union’s Consent

[Investment Bank]

[address]

Pursuant to Section 2 of the Exchange Agreement dated as of September 22, 2006 (the “Agreement”) among First Data Corporation, a Delaware corporation (“FDC”), J.P. Morgan Securities Inc. (“J.P. Morgan”), Barclays Capital Inc. and, solely with respect to Sections 2, 3(c), 4(a)(iv), 5, 6, 7, 8, 9, 10, 11 and 12 thereof, The Western Union Company, a Delaware corporation (“Western Union”), Western Union hereby consents to the transfer and delivery by FDC of all of FDC’s rights arising out of or in respect of the $500,000,000 aggregate principal amount of Western Union 5.930% notes due 2016 being transferred and delivered to [Investment Bank] simultaneously herewith pursuant to the Agreement.

This consent will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other person will have any right or obligation hereunder.

Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

*            *            *            *

B-1

IN WITNESS WHEREOF, Western Union has caused this Consent to be duly executed and delivered this      day of September, 2006.

THE WESTERN UNION COMPANY

By:
Name:	Michael F. Rodin
Title:	Assistant Secretary

B-2

EXHIBIT C-1

Form of FDC’s counsel legal opinion

Barclays Capital Inc.

J.P. Morgan Securities Inc.

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017-2070

Re:    Exchange Agreement

Ladies and Gentlemen:

As counsel for First Data Corporation, a Delaware corporation (the “Company”), we address this letter to you pursuant to the Exchange Agreement dated as of September 26, 2006 (the “Agreement”) among the Company, The Western Union Company, a Delaware corporation (“Western Union”), and you, Barclays Capital Inc and J.P. Morgan Securities Inc. (collectively, the “Investment Banks”). Pursuant to the Agreement, each Investment Bank will exchange certain debt obligations of the Company held by such Investment Bank (collectively, the “Debt Obligations”) for $500,000,000 aggregate principal amount of 5.930% notes due 2016 (the “Western Union Securities”) of Western Union. All capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.

Pursuant to the requirement of Section 4(a)(i) of the Agreement, this will advise you that in the opinion of the undersigned:

1. The Agreement has been duly authorized, executed and delivered by the Company. The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to sell, transfer and deliver the Western Union Securities to the Investment Banks pursuant to, and in accordance with, the Agreement.

2. With respect to each Investment Bank, upon payment for the security entitlement in respect of the Western Union Securities to be sold by the Company to such Investment Bank as provided in the Agreement and the crediting of such Western Union Securities on the records of The Depository Trust Company (“DTC”) to a security account or security accounts in the name of such Investment Bank (assuming that such Investment Bank does not have notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Western Union Securities or any security entitlement in respect thereof), (A) under Section 8-501 of the UCC, such Investment Bank will acquire a security entitlement in respect of such Western Union Securities and (B) such Investment

C-1-1

Bank shall acquire its interest in the Western Union Securities free of any “adverse claim” (as defined in Section 8-102(a)(1) of the UCC); it being understood that for purposes of this opinion, we have assumed that when such payment and crediting occur, (t) the Western Union Securities are “financial assets” (as defined in Section 8-102(a)(9) of the UCC), (u) payment for such security entitlement in respect of such Western Union Securities as provided in the Agreement constitutes “value” within the meaning of Section 1-201(44) of the UCC, (v) such Western Union Securities will have been registered in the name of Cede & Co. or such other nominee as may be designated by DTC, in each case on Western Union’s registry for such Western Union Securities in accordance with its certificate of incorporation, bylaws, other instruments or documents and applicable law, (w) DTC is a “clearing corporation” within the meaning of Section 8-102 of the UCC, (x) DTC shall have made appropriate book entries indicating that the Western Union Securities have been credited to the securities account or accounts in the name of such Investment Bank on the records of DTC pursuant to the UCC, (y) each securities account in the name of each Investment Bank is a “securities account” (as defined in Section 8-501(a) of the UCC), and (z) the jurisdiction of DTC with respect to each securities account for purposes of the UCC is New York. Our opinion in this paragraph (2) is limited to Article 8 of the UCC.

3. The execution, delivery and performance of the Agreement by the Company does not and will not contravene the General Corporation Law of the State of Delaware or the certificate of incorporation or bylaws of the Company.

4. No consent, approval, authorization or order of, or qualification with, any governmental body or agency under United States federal or New York state law that in our experience is normally applicable to a business corporation of the Company’s nature in relation to transactions of the type contemplated by the Agreement is required for the performance by the Company of its obligations under the Agreement, except such as have been obtained and such as may be required under state securities or Blue Sky laws.

For the purpose of rendering the foregoing opinions, we have relied to the extent we have deemed appropriate, as to various questions of fact material to such opinions, upon the representations made in the Agreement and upon certificates of officers of the Company. We also have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of governmental officials and other instruments, have examined such questions of law and have satisfied ourselves as to such matters of fact as we have considered relevant and necessary as a basis for this letter. We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

C-1-2

This letter is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. We express no opinion as to matters relating to securities or blue sky laws of any jurisdiction or any rules or regulations thereunder (other than federal securities laws). This letter is based on the law in effect, and the facts and circumstances existing, on the date of this letter. We assume no obligation to update or supplement this letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions expressed above, including any changes in applicable law which may hereafter occur.

This letter is being rendered and delivered solely to and for the benefit of the persons to whom it is addressed; accordingly, it may not be delivered to or relied upon by any other person (including, without limitation, any person who acquires the Western Union Securities from or through the Investment Banks), quoted or filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

Very truly yours,

C-1-3

EXHIBIT C-2

Form of Western Union’s counsel legal opinion

Barclays Capital Inc.

J.P. Morgan Securities Inc.

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017-2070

Re:    Exchange Agreement

Ladies and Gentlemen:

As counsel for The Western Union Company, a Delaware corporation (the “Company”), we address this letter to you pursuant to the Exchange Agreement dated as of September 26, 2006 (the “Agreement”) among the Company, First Data Corporation, a Delaware corporation (“First Data”), and you, Barclays Capital Inc and J.P. Morgan Securities Inc. (collectively, the “Investment Banks”). Pursuant to the Agreement, each Investment Bank will exchange certain debt obligations of First Data held by such Investment Bank (collectively, the “Debt Obligations”) for $500,000,000 aggregate principal amount of 5.930% notes due 2016 (the “Western Union Securities”) of the Company. All capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.

Pursuant to the requirement of Section 4(a)(i) of the Agreement, this will advise you that in the opinion of the undersigned:

1. The Agreement has been duly authorized, executed and delivered by the Company. The Company is a validly existing corporation in good standing under the laws of the State of Delaware.

2. The execution, delivery and performance of the Agreement by the Company does not and will not contravene the General Corporation Law of the State of Delaware or the certificate of incorporation or bylaws of the Company.

For the purpose of rendering the foregoing opinions, we have relied to the extent we have deemed appropriate, as to various questions of fact material to such opinions, upon the representations made in the Agreement and upon certificates of officers of the Company. We also have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of governmental officials and other instruments, have examined such questions of law and have satisfied ourselves as to such matters of fact as we have considered relevant and necessary as a basis for this letter. We have assumed the genuineness of all signatures, the legal capacity of

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all natural persons, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

This letter is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. We express no opinion as to matters relating to securities or blue sky laws of any jurisdiction or any rules or regulations thereunder (other than federal securities laws). This letter is based on the law in effect, and the facts and circumstances existing, on the date of this letter. We assume no obligation to update or supplement this letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions expressed above, including any changes in applicable law which may hereafter occur.

This letter is being rendered and delivered solely to and for the benefit of the persons to whom it is addressed; accordingly, it may not be delivered to or relied upon by any other person (including, without limitation, any person who acquires the Western Union Securities from or through the Investment Banks), quoted or filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

Very truly yours,

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EXHIBIT D

Form of Investment Banks’ counsel legal opinion

First Data Corporation

6200 South Quebec Street

Greenwood Village, Colorado 80111

Ladies and Gentlemen:

We have acted as counsel for J.P. Morgan Securities Inc. and Barclays Capital Inc. (collectively, the “Investment Banks”), in connection with the Exchange Agreement dated as of September 22, 2006 (the “Agreement”) among First Data Corporation, a Delaware corporation (the “Company”), and the Investment Banks. Pursuant to the Agreement, the Investment Banks will exchange certain debt obligations of the Company held by the Investment Banks (the “Debt Obligations”) for $1,000,000,000 aggregate principal amount of 5.930% notes due 2016 of The Western Union Company, a Delaware corporation. This opinion is delivered pursuant to Section 4(b)(i) of the Agreement.

We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary for the purposes of rendering this opinion. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such copies.

Capitalized terms used but not otherwise defined herein are used as defined in the Agreement.

Based upon the foregoing, we are of the opinion that:

(i) The Agreement has been duly authorized, executed and delivered by each of the Investment Banks. Each of the Investment Banks has the corporate power and authority to sell, transfer and deliver the Debt Obligations to the Company pursuant to, and in accordance with, the Agreement.

(ii) Upon payment for the security entitlement in respect of the Debt Obligations to be sold by the Investment Banks to the Company as provided in the Agreement and the crediting of such Debt Obligations on the records of The Depository Trust Company (“DTC”) to a security account or security accounts in the name of the Company (assuming that the Company does not have notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform

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Commercial Code as in effect in the State of New York (the “UCC”)) to such Debt Obligations or any security entitlement in respect thereof), (A) under Section 8-501 of the UCC, the Company will acquire a security entitlement in respect of such Debt Obligations and (B) the Company shall acquire its interest in the Debt Obligations free of any “adverse claim” (as defined in Section 8-102(a)(1) of the UCC); it being understood that for purposes of this opinion, we have assumed that when such payment and crediting occur, (t) the Debt Obligations are “financial assets” (as defined in Section 8-102(a)(9) of the UCC), (u) payment for such security entitlement in respect of the Debt Obligations as provided in the Agreement constitutes “value” within the meaning of Section 1-201(44) of the UCC, (v) such Debt Obligations will have been registered in the name of Cede & Co. or such other nominee as may be designated by DTC, in each case on the Company’s registry for such Debt Obligations in accordance with its certificate of incorporation, bylaws, other instruments or documents and applicable law, (w) DTC is a “clearing corporation” within the meaning of Section 8-102 of the UCC, (x) DTC shall have made appropriate book entries indicating that the Debt Obligations have been credited to the securities account or accounts in the name of the Company on the records of DTC, (y) each securities account in the name of each Investment Bank is a “securities account” (as defined in Section 8-501(a) of the UCC, and (z) the jurisdiction of DTC with respect to each securities account for purposes of the UCC is New York. Our opinion in this paragraph (ii) is limited to Article 8 of the UCC.

(iii) The execution, delivery and performance of the Agreement by the Investment Banks do not and will not contravene the General Corporation Law of the State of Delaware or the certificate of incorporation or bylaws of either Investment Bank.

(iv) No consent, approval, authorization or order of, or qualification with, any governmental body or agency under United States federal or New York state law that in our experience is normally applicable to a business corporation of the nature of either Investment Bank in relation to transactions of the type contemplated by the Agreement is required for the performance by such Investment Bank of its obligations under the Agreement, except such as have been obtained and such as may be required under state securities or Blue Sky laws.

We are members of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States except that paragraph (ii) is limited to the UCC and paragraphs (iii) and (iv) are limited as set forth therein.

This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

Very truly yours,

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